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                                                                    EXHIBIT 99.1

                             Joint Filing Agreement

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Shares of the Issuer and further agree that this Joint Filing Agreement be included as an exhibit to this Schedule 13D. Each party to this Joint Filing Agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement on Schedule 13D.

         In evidence whereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of February 15, 2007.

                                    PAR INVESTMENT PARTNERS

                                    By: PAR Group, L.P., its General Partner
                                    By  PAR Capital Management, Inc., its
                                        General Partner

                                    By: /s/ Gina DiMento
                                        -----------------------------------
                                        Name: Gina DiMento
                                        Title: Vice President


                                    PAR GROUP, L.P.

                                    By  PAR Capital Management, Inc., its
                                        General Partner

                                    By: /s/ Gina DiMento
                                        -----------------------------------
                                        Name: Gina DiMento
                                        Title: Vice President


                                    PAR CAPITAL MANAGEMENT, INC.


                                    By: /s/ Gina DiMento
                                        -----------------------------------
                                        Name: Gina DiMento
                                        Title: Vice President